Exhibit 99.1

SUN MICROSYSTEMS REPORTS RESULTS FOR

FOURTH QUARTER FISCAL YEAR 2006

—Total revenues up 29% year over year; up 21% sequentially

—Sequential revenue growth fueled by Solaris 10 Operating System and increasing acceptance of recently introduced products

SANTA CLARA, Calif. - July 25, 2006 - Sun Microsystems, Inc., (NASDAQ: SUNW) reported results today for its fiscal fourth quarter, which ended June 30, 2006.

Revenues for the fourth quarter of fiscal 2006 were $3.828 billion, an increase of 29 percent as compared with $2.974 billion for the fourth quarter of fiscal 2005. Year over year revenue increase resulted from both acquisitions and increasing acceptance of the SolarisTM 10 Operating System, as well as recently introduced products. Computer Systems Products revenues increased 15% year over year, the second consecutive quarter of year over year revenue increase.

Net loss for the fourth quarter of fiscal 2006 on a GAAP basis was $301 million or a net loss of ($0.09) per share, as compared with net income of $50 million, or net income per share of $0.01, for the fourth quarter of fiscal 2005.

GAAP net loss for the fourth quarter of fiscal 2006 included: $86 million principally related to intangible asset amortization associated with recent acquisitions, $63 million of stock-based compensation charges relating to the adoption of SFAS 123R, $228 million of restructuring charges and an $8 million benefit for related tax effects, $70 million in impairment of acquisition-related intangible assets, $54 million in settlement income, and a $4 million loss on equity investments. In addition, we incurred a $58 million tax charge and $14 million reduction in other income due to a repatriation of foreign earnings. The net impact of these nine items was approximately ($0.13) per share.

Cash generated from operations for the fourth quarter was $410 million and cash and marketable debt securities balance at the end of the quarter was $4.848 billion.

“We’re making excellent progress returning Sun to growth and profitability. Revenue, bookings and backlog are all up substantially - indicating we’re gaining traction, market confidence and share,” said Jonathan Schwartz, CEO, Sun Microsystems. “Our position is steadily improving - among a few highlights: the Solaris OS exceeded 5 million licenses in Q4, largely on Dell and HP servers, and on Sun. The JavaTM platform continues to drive demand in the datacenter and on leading consumer devices. And by opening our UltraSPARC® platforms to Ubuntu Linux - we’re proving great products and customer choice matter.”

“Our total revenues grew by more than 20% sequentially in the June quarter, and this was the largest sequential growth from Q3 to Q4 since fiscal 2000. Our revenue growth was fairly broad-based from both a geographic and industry basis. In the former Sun standalone business, more than half of our 15 geographies had double-digit product revenue growth year over year. The company did an outstanding job remaining focused on the fundamentals, including shipping product, controlling inventory, and managing the overall cash conversion cycle. And, we’re starting the new fiscal year with a healthy product backlog of over $1 billion,” said Michael Lehman, chief financial officer and executive vice president, Corporate Resources, Sun Microsystems.

Sun has scheduled a conference call today to discuss its financial results for Q4 fiscal year 2006 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

A singular vision — “The Network Is The Computer”TM — guides Sun in the development of technologies that power the world’s most important markets. Sun’s philosophy of sharing innovation and building communities is at the forefront of the next wave of computing: the Participation Age. Sun can be found in more than 100 countries and on the Web at sun.com.

FOR MORE INFORMATION

INVESTOR CONTACT:

Bret Schaefer (650) 786-0123

bret.schaefer@sun.com

MEDIA CONTACT:

Kristi Rawlinson (650) 786-6933

kristi.rawlinson@sun.com

INDUSTRY ANALYST CONTACT:

Emma Johnson (650) 786-3746

emma.johnson@sun.com

This press release contains forward-looking statements regarding the future results and performance of Sun Microsystems, Inc., including statements regarding returning to growth and profitability, increasing share and improving market position. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause actual results to differ materially from those contained in our projections and forward-looking statements include: risks associated with Sun’s ability to achieve expected cost reductions within expected time frames; increased competition; failure to rapidly and successfully develop and introduce new products; reliance on single-source suppliers; risks associated with Sun’s ability to purchase a sufficient amount of components to meet demand; inventory risks; risks associated with international customers and operations; delays in product development or customer acceptance and implementation of new products and technologies; Sun’s dependence on significant customers and specific industries; Sun’s dependence on channel partners; and failure to successfully integrate acquired companies. Please also refer to Sun’s periodic reports that are filed from time to time with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2005 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended September 25, 2005, December 25, 2005 and March 26, 2006. Sun assumes no obligation to, and does not currently intend to, update these forward-looking statements.

To supplement Sun’s consolidated financial statements presented in accordance with GAAP, Sun provides non-GAAP net income (loss) and non-GAAP net income (loss) per share data. The presentation of these non-GAAP financial measures should be considered in addition to Sun’s GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

Sun’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance by excluding certain charges, gains and tax effects that may not be indicative of Sun’s core business operating results. Sun believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Sun’s performance. These non-GAAP financial measures also facilitate comparisons to Sun’s historical performance and its competitors’ operating results. Sun includes these non-GAAP financial measures because management believes they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Non-GAAP measures are reconciled to comparable GAAP measures in the table entitled “Non-GAAP Calculation of Net Income (Loss) Excluding Special Items “ following the text of this press release.

Sun, Sun Microsystems, the Sun logo, Solaris, Java and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and in other countries. All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the US and other countries. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Fiscal Years Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005 *
Net revenues:
Products	$2,524	$1,927	$8,371	$7,126
Services	1,304	1,047	4,697	3,944

Total net revenues	3,828	2,974	13,068	11,070
Cost of sales:
Cost of sales-products (including stock-based compensation expense of $3 and $10) (1)	1,486	1,130	4,827	4,174
Cost of sales-services (including stock-based compensation expense of $8 and $29) (1)	703	613	2,612	2,307

Total cost of sales	2,189	1,743	7,439	6,481

Gross margin	1,639	1,231	5,629	4,589
Operating expenses:
Research and development (including stock-based compensation expense of $19 and $74) (1)	543	472	2,046	1,785
Selling, general and administrative (including stock-based compensation expense of $33 and $112) (1)	1,133	788	4,037	2,919
Restructuring charges	228	86	286	262
Impairment of other acquisition-related intangible assets	70	—	70	—
Purchased in-process research and development	—	—	60	—

Total operating expenses	1,974	1,346	6,499	4,966

Operating loss	(335)	(115)	(870)	(377)
Gain (loss) on equity investments, net	(4)	(1)	27	6
Interest and other income, net	19	32	114	133
Settlement income	54	—	54	54

Loss before income taxes	(266)	(84)	(675)	(184)
Provision for (benefit from) income taxes	35	(134)	189	(77)

Net income (loss)	$(301)	$50	$(864)	$(107)

Net income (loss) per common share-basic	$(0.09)	$0.01	$(0.25)	$(0.03)

Net income (loss) per common share-diluted	$(0.09)	$0.01	$(0.25)	$(0.03)

Shares used in the calculation of net income (loss) per common share-basic	3,475	3,399	3,437	3,368

Shares used in the calculation of net income (loss) per common share-diluted	3,475	3,410	3,437	3,368

(1)	For the three months and fiscal year ended June 30, 2006, respectively.
*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	June 30, 2006	June 30, 2005*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$3,569	$2,051
Short-term marketable debt securities	496	1,345
Accounts receivable, net	2,702	2,231
Inventories	540	431
Deferred and prepaid tax assets	118	255
Prepaid expenses and other current assets	757	878

Total current assets	8,182	7,191

Property, plant and equipment, net	1,806	1,769
Long-term marketable debt securities	783	4,128
Goodwill	2,569	441
Other acquisition-related intangible assets, net	929	113
Other non-current assets, net	657	548

	$14,926	$14,190

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$503	$—
Accounts payable	1,446	1,167
Accrued payroll-related liabilities	777	713
Accrued liabilities and other	1,185	1,014
Deferred revenues	1,988	1,648
Warranty reserve	261	224

Total current liabilities	6,160	4,766

Long-term debt	575	1,123
Long-term deferred revenues	546	544
Other non-current obligations	1,301	1,083
Total stockholders’ equity	6,344	6,674

	$14,926	$14,190

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Fiscal Years Ended
	June 30, 2006	June 30, 2005
Cash flows from operating activities:
Net loss	$(864)	$(107)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	575	671
Amortization of other acquisition related intangible assets	331	96
Tax benefits from employee stock plan	—	25
Deferred taxes	73	(315)
Impairment of assets	155	—
(Gain) loss on investments, net	(10)	9
Stock-based compensation expense	225	—
Purchased in-process research and development	60	—
Changes in operating assets and liabilities:
Accounts receivable, net	(163)	111
Inventories	44	32
Prepaid and other assets	246	(19)
Accounts payable	130	105
Other liabilities	(162)	(239)

Net cash provided by operating activities	640	369

Cash flows from investing activities:
Increase in restricted cash	(69)	—
Purchases of marketable debt securities	(1,831)	(7,154)
Proceeds from sales of marketable debt securities	5,434	6,181
Proceeds from maturities of marketable debt securities	580	941
Proceeds from sales of equity investments, net	15	49
Purchases of property, plant and equipment, net	(315)	(257)
Purchases of spare parts and other assets	(73)	(90)
Payments for acquisitions, net of cash acquired	(3,162)	(95)

Net cash provided by (used in) investing activities	579	(425)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	249	218
Principal payments on borrowings and other obligations	50	(252)

Net cash provided by (used in) financing activities	299	(34)

Net increase (decrease) in cash and cash equivalents	1,518	(90)
Cash and cash equivalents, beginning of period	2,051	2,141

Cash and cash equivalents, end of period	$3,569	$2,051

SUN MICROSYSTEMS, INC.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Fiscal Years Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Calculation of net income (loss) excluding special items:
Net income (loss)**, ***	$(301)	$50	$(864)	$(107)
Restructuring charges	228	86	286	262
Impairment of other acquisition-related intangible assets	70	—	70	—
Purchased in-process research and development	—	—	60	—
Loss (gain) on equity investments, net	4	1	(27)	(6)
Settlement income	(54)	—	(54)	(54)
Settlement of litigation*	—	—	—	55
Valuation allowance on deferred tax assets	—	—	—	(34)
Related tax effects	(8)	(6)	(19)	(26)

Net income (loss) excluding special items	$(61)	$131	$(548)	$90

Net income (loss) excluding special items per common share – basic	$(0.02)	$0.04	$(0.16)	$0.03

Net income (loss) excluding special items per common share – diluted	$(0.02)	$0.04	$(0.16)	$0.03

Shares used in the calculation of net income (loss) excluding special items per common share – basic	3,475	3,399	3,437	3,368

Shares used in the calculation of net income (loss) excluding special items per common share – diluted	3,475	3,410	3,437	3,392

*	Included in Cost of sales – products
**	Net loss for the three months and fiscal year ended June 30, 2006 included $63 million and $225 million of stock-based compensation expense or approximately $0.02 per share and $0.07 per share, respectively.
***	Net loss for the three months and fiscal year ended June 30, 2006 included $86 million and $440 million of purchase price accounting adjustments and intangible asset amortization relating to our recent acquisitions or approximately $0.02 per share and $0.13 per share, respectively.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS

	FY 2006					FY 2005					FY 2004
(in millions except per share amounts)	Q1	Q2	Q3	Q4	FY06	Q1	Q2	Q3	Q4	FY05	Q4	FY04
						(Restated)	(Restated)	(Restated)			(Restated)
NET REVENUES
Products	1,704	2,108	2,035	2,524	8,371	1,676	1,840	1,683	1,927	7,126	2,066	7,355
Services	1,022	1,229	1,142	1,304	4,697	952	1,001	944	1,047	3,944	1,044	3,830

TOTAL	2,726	3,337	3,177	3,828	13,068	2,628	2,841	2,627	2,974	11,070	3,110	11,185
Growth vs. prior year (%)	3.7%	17.5%	20.9%	28.7%	18.0%	3.6%	-1.6%	-0.9%	-4.4%	-1.0%	4.3%	-2.2%
Growth vs. prior quarter (%)	-8.3%	22.4%	-4.8%	20.5%		-15.5%	8.1%	-7.5%	13.2%		17.3%
COST OF SALES
Products	966	1,223	1,152	1,486	4,827	949	1,065	975	1,130	4,119	1,238	4,290
Cost of settlement	0	0	0	0	0	55	0	0	0	55	0	0

Total	966	1,223	1,152	1,486	4,827	1,004	1,065	975	1,130	4,174	1,238	4,290
Services	558	693	658	703	2,612	551	578	565	613	2,307	648	2,379

TOTAL	1,524	1,916	1,810	2,189	7,439	1,555	1,643	1,540	1,743	6,481	1,886	6,669
% of revenue	55.9%	57.4%	57.0%	57.2%	56.9%	59.2%	57.8%	58.6%	58.6%	58.5%	60.6%	59.6%
GROSS MARGIN
Products	738	885	883	1,038	3,544	727	775	708	797	3,007	828	3,065
% of product revenue	43.3%	42.0%	43.4%	41.1%	42.3%	43.4%	42.1%	42.1%	41.4%	42.2%	40.1%	41.7%
Cost of settlement	0	0	0	0	0	(55)	0	0	0	(55)	0	0
% of product revenue	0.0%	0.0%	0.0%	0.0%	0.0%	-3.3%	0.0%	0.0%	0.0%	-0.8%	0.0%	0.0%

Total product margin	738	885	883	1,038	3,544	672	775	708	797	2,952	828	3,065
% of product revenue	43.3%	42.0%	43.4%	41.1%	42.3%	40.1%	42.1%	42.1%	41.4%	41.4%	40.1%	41.7%

Services gross margin	464	536	484	601	2,085	401	423	379	434	1,637	396	1,451
% of service revenue	45.4%	43.6%	42.4%	46.1%	44.4%	42.1%	42.3%	40.1%	41.5%	41.5%	37.9%	37.9%

Total excluding settlement	1,202	1,421	1,367	1,639	5,629	1,128	1,198	1,087	1,231	4,644	1,224	4,516
% of revenue	44.1%	42.6%	43.0%	42.8%	43.1%	42.9%	42.2%	41.4%	41.4%	42.0%	39.4%	40.4%

Cost of settlement	0	0	0	0	0	(55)	0	0	0	(55)	0	0
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	-2.1%	0.0%	0.0%	0.0%	-0.5%	0.0%	0.0%

TOTAL	1,202	1,421	1,367	1,639	5,629	1,073	1,198	1,087	1,231	4,589	1,224	4,516
% of revenue	44.1%	42.6%	43.0%	42.8%	43.1%	40.8%	42.2%	41.4%	41.4%	41.5%	39.4%	40.4%
R&D	439	541	523	543	2,046	416	447	450	472	1,785	518	1,926
% of revenue	16.1%	16.2%	16.5%	14.2%	15.7%	15.8%	15.7%	17.1%	15.9%	16.1%	16.7%	17.2%
PURCHASED IN PROCESS R&D	60	0	0	0	60	0	0	0	0	0	69	70
% of revenue	2.2%	0.0%	0.0%	0.0%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	2.2%	0.6%
SG&A	828	1,056	1,020	1,133	4,037	670	726	735	788	2,919	849	3,317
% of revenue	30.4%	31.6%	32.1%	29.6%	30.9%	25.5%	25.6%	28.0%	26.5%	26.4%	27.3%	29.7%
RESTRUCTURING CHARGES	12	10	36	228	286	108	24	44	86	262	150	344
% of revenue	0.4%	0.3%	1.1%	6.0%	2.2%	4.1%	0.8%	1.7%	2.9%	2.4%	4.8%	3.1%
IMPAIRMENT EXPENSE	0	0	0	70	70	0	0	0	0	0	49	49
% of revenue	0.0%	0.0%	0.0%	1.8%	0.5%	0.0%	0.0%	0.0%	0.0%	0.0%	1.6%	0.4%

TOTAL OPERATING EXPENSES	1,339	1,607	1,579	1,974	6,499	1,194	1,197	1,229	1,346	4,966	1,635	5,706
% of revenue	49.1%	48.2%	49.7%	51.6%	49.7%	45.4%	42.1%	46.8%	45.3%	44.9%	52.6%	51.0%

OPERATING INCOME (LOSS)	(137)	(186)	(212)	(335)	(870)	(121)	1	(142)	(115)	(377)	(411)	(1,190)
Operating margin	-5.0%	-5.6%	-6.7%	-8.8%	-6.7%	-4.6%	0.0%	-5.4%	-3.9%	-3.4%	-13.2%	-10.6%

Interest and other income, net	44	25	26	19	114	31	33	37	32	133	30	94
Gain (loss) on equity investments, net	13	14	4	(4)	27	(4)	9	2	(1)	6	(6)	(64)
Settlement income	0	0	0	54	54	0	0	54	0	54	1,597	1,597
PRETAX INCOME (LOSS)	(80)	(147)	(182)	(266)	(675)	(94)	43	(49)	(84)	(184)	1,210	437
Pretax income (loss) margin	-2.9%	-4.4%	-5.7%	-6.9%	-5.2%	-3.6%	1.5%	-1.9%	-2.8%	-1.7%	38.9%	3.9%

INCOME TAX PROVISION (BENEFIT)	43	76	35	35	189	39	39	(21)	(134)	(77)	430	825
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NET INCOME (LOSS) (Reported)	(123)	(223)	(217)	(301)	(864)	(133)	4	(28)	50	(107)	780	(388)
Growth vs. prior year (%)	7.5%	-5675.0%	-675.0%	-702.0%	-707.5%	53.8%	103.2%	96.3%	-93.6%	72.4%	178.5%	88.5%
Growth vs. prior quarter (%)	-346.0%	-81.3%	2.7%	-38.7%		-117.1%	103.0%	-800.0%	278.6%		203.4%
Net income (loss) margin	-4.5%	-6.7%	-6.8%	-7.9%	-6.6%	-5.1%	0.1%	-1.1%	1.7%	-1.0%	25.1%	-3.5%

EPS (Diluted) (Reported)	(0.04)	(0.07)	(0.06)	(0.09)	(0.25)	(0.04)	0.00	(0.01)	0.01	(0.03)	0.23	(0.12)
Growth vs. prior year (%)	0.0%	-100.0%	-500.0%	-1000.0%	-733.3%	55.6%	100.0%	95.7%	-95.7%	75.0%	174.2%	-88.7%
Growth vs. prior quarter (%)	-500.0%	-75.0%	14.3%	-50.0%		-117.4%	100.0%	N/A	100.0%		200.0%

SHARES (CSE)(Diluted)	3,407	3,424	3,443	3,475	3,437	3,343	3,400	3,376	3,410	3,368	3,348	3,277
OUTSTANDING SHARES	3,409	3,458	3,470	3,505	3,505	3,344	3,375	3,381	3,408	3,408	3,336	3,336

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

	FY 2006					FY 2005					FY 2004
(in millions)	Q1	Q2	Q3	Q4	FY06	Q1	Q2	Q3	Q4	FY05	Q4	FY04
REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,159	1,373	1,325	1,523	5,380	1,105	1,130	982	1,175	4,392	1,355	4,768
Growth vs. prior year (%)	4.9%	21.5%	34.9%	29.6%	22.5%	-4.9%	-6.9%	-5.3%	-13.3%	-7.9%	2.1%	-5.5%
Growth vs. prior quarter (%)	-1.4%	18.5%	-3.5%	14.9%		-18.5%	2.3%	-13.1%	19.7%		30.7%
INTERNATIONAL AMERICAS ($M)	141	194	207	273	815	110	165	144	171	590	158	562
Growth vs. prior year (%)	28.2%	17.6%	43.8%	59.6%	38.1%	-5.2%	8.6%	5.9%	8.2%	5.0%	9.7%	3.5%
Growth vs. prior quarter (%)	-17.5%	37.6%	6.7%	31.9%		-30.4%	50.0%	-12.7%	18.8%		16.2%
EMEA ($M)	970	1,239	1,119	1,375	4,703	973	1,037	1,009	1,133	4,152	1,087	3,942
Growth vs. prior year (%)	0.0%	19.5%	10.9%	21.4%	13.3%	18.4%	0.6%	0.7%	4.2%	5.3%	7.6%	4.2%
Growth vs. prior quarter (%)	-14.4%	27.7%	-9.7%	22.9%		-10.5%	6.6%	-2.7%	12.3%		8.5%
APAC ($M)	456	531	526	657	2,170	440	509	492	495	1,936	510	1,913
Growth vs. prior year (%)	3.6%	4.3%	6.9%	32.7%	12.1%	0.9%	3.7%	3.4%	-2.9%	1.2%	1.8%	-7.1%
Growth vs. prior quarter (%)	-7.9%	16.4%	-0.9%	24.9%		-13.7%	15.7%	-3.3%	0.6%		7.1%
% of Total Revenue
UNITED STATES (%)	42.5%	41.2%	41.7%	39.8%	41.2%	42.1%	39.8%	37.4%	39.6%	39.7%	43.5%	42.7%
INTERNATIONAL AMERICAS (%)	5.2%	5.8%	6.5%	7.1%	6.2%	4.2%	5.8%	5.5%	5.7%	5.3%	5.1%	5.0%
EMEA (%)	35.6%	37.1%	35.2%	35.9%	36.0%	37.0%	36.5%	38.4%	38.1%	37.5%	35.0%	35.2%
APAC (%)	16.7%	15.9%	16.6%	17.2%	16.6%	16.7%	17.9%	18.7%	16.6%	17.5%	16.4%	17.1%
PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,274	1,438	1,474	1,811	5,997	1,354	1,505	1,391	1,576	5,826	1,639	5,854
Growth vs. prior year (%)	-5.9%	-4.5%	6.0%	14.9%	2.9%	5.6%	-4.0%	1.9%	-3.8%	-0.5%	3.7%	-6.2%
Growth vs. prior quarter (%)	-19.2%	12.9%	2.5%	22.9%		-17.4%	11.2%	-7.6%	13.3%		20.1%
DATA MANAGEMENT PRODUCTS ($M)	430	670	561	713	2,374	322	335	292	351	1,300	427	1,501
Growth vs. prior year (%)	33.5%	100.0%	92.1%	103.1%	82.6%	-8.5%	-10.9%	-15.6%	-17.8%	-13.4%	0.9%	-3.2%
Growth vs. prior quarter (%)	22.5%	55.8%	-16.3%	27.1%		-24.6%	4.0%	-12.8%	20.2%		23.4%
SUPPORT SERVICES ($M)	835	953	904	986	3,678	745	774	734	778	3,031	792	2,999
Growth vs. prior year (%)	12.1%	23.1%	23.2%	26.7%	21.3%	1.9%	3.9%	0.4%	-1.8%	1.1%	4.9%	5.5%
Growth vs. prior quarter (%)	7.3%	14.1%	-5.1%	9.1%		-5.9%	3.9%	-5.2%	6.0%		8.3%
CLIENT SOLUTIONS & EDUCATIONAL SERVICES ($M)	187	276	238	318	1,019	207	227	210	269	913	252	831
Growth vs. prior year (%)	-9.7%	21.6%	13.3%	18.2%	11.6%	21.1%	14.1%	0.5%	6.7%	9.9%	12.5%	4.3%
Growth vs. prior quarter (%)	-30.5%	47.6%	-13.8%	33.6%		-17.9%	9.7%	-7.5%	28.1%		20.6%
NET BOOKINGS, SUN ONLY ($M)	2,413	3,018	2,680	3,376	11,487	2,453	2,976	2,536	3,078	11,043	3,179	11,314
Growth vs. prior year (%)	-1.6%	1.4%	5.7%	9.7%	4.0%	-3.3%	-0.1%	-3.1%	-3.2%	-2.4%	5.3%	0.1%
Growth vs. prior quarter (%)	-21.6%	25.1%	-11.2%	26.0%		-22.8%	21.3%	-14.8%	21.4%		21.5%
PRODUCT BACKLOG, SUN ONLY ($M)*	718	1,021	980	1,099		659	792	701	805		834

*	Our product backlog includes orders for which customer-requested delivery is scheduled within six months and orders that have been specified by the customers for which products have been shipped but revenue has been deferred.

BALANCE SHEETS

	FY 2006				FY 2005				FY 2004 Q4
(in millions)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
					(Restated)	(Restated)	(Restated)		(Restated)
CASH & ST INVESTMENTS	2,501	2,449	2,872	4,065	3,520	3,639	3,135	3,396	3,601
ACCOUNTS RECEIVABLE, NET	2,087	2,289	2,301	2,702	1,730	1,840	2,020	2,231	2,339
RAW MATERIALS	82	95	49	68	71	64	75	48	82
WORK IN PROCESS	183	134	125	97	158	157	121	121	134
FINISHED GOODS	286	321	400	375	187	208	192	262	248

TOTAL INVENTORIES	551	550	574	540	416	429	388	431	464
OTHER CURRENT ASSETS	998	933	966	875	1,102	1,220	1,419	1,133	1,159

TOTAL CURRENT ASSETS	6,137	6,221	6,713	8,182	6,768	7,128	6,962	7,191	7,563
PP&E, NET	1,901	1,914	1,880	1,806	1,918	1,903	1,851	1,769	1,996
GOODWILL	2,466	2,472	2,487	2,569	406	406	441	441	406
LT MARKETABLE DEBT SECURITIES	2,032	1,827	1,557	783	3,913	3,825	4,222	4,128	4,007
OTHER NON-CURRENT ASSETS, NET	1,938	1,874	1,733	1,586	804	774	704	661	833

TOTAL ASSETS	14,474	14,308	14,370	14,926	13,809	14,036	14,180	14,190	14,805

SHORT TERM BORROWINGS	512	508	505	503	0	0	0	0	257
ACCOUNTS PAYABLE	1,091	1,214	1,315	1,446	807	963	1,071	1,167	1,057
ACCRUED LIABILITIES & OTHER	2,147	1,905	1,918	2,223	2,108	2,049	2,090	1,951	2,199
DEFERRED REVENUES	1,507	1,541	1,684	1,988	1,346	1,313	1,399	1,648	1,617

TOTAL CURRENT LIABILITIES	5,257	5,168	5,422	6,160	4,261	4,325	4,560	4,766	5,130
LT DEBT	603	593	585	575	1,163	1,145	1,116	1,123	1,175
LT DEFERRED REVENUES	549	469	472	546	524	519	519	544	557
OTHER NON-CURRENT OBLIGATIONS	1,410	1,585	1,504	1,301	1,504	1,482	1,429	1,083	1,460
STOCKHOLDERS’ EQUITY	6,655	6,493	6,387	6,344	6,357	6,565	6,556	6,674	6,483

TOTAL LIABILITIES & SE	14,474	14,308	14,370	14,926	13,809	14,036	14,180	14,190	14,805

CASH FLOW

	Q1	Q2	Q3	Q4	FY06	Q1	Q2	Q3	Q4	FY05	Q4	FY04
OPERATING ACTIVITIES	224	(191)	197	410	640	124	52	(2)	195	369	2,172	2,226
INVESTING ACTIVITIES	(770)	(214)	217	1,346	579	157	(475)	(345)	238	(425)	(1,604)	(2,311)
FINANCING ACTIVITIES	3	90	34	172	299	(235)	99	18	84	(34)	67	211

KEY METRICS

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q4
INVENTORY TURNS (hist.)	13.4	13.7	10.8	15.3	15.9	14.7	15.0	14.5	15.2
INVENTORY TURNS-PRODUCT ONLY (hist.)	8.6	8.8	6.9	9.9	10.3	9.4	9.7	9.3	9.8
DAYS SALES OUTSTANDING	69	62	65	64	59	58	69	68	68
DAYS PAYABLES OUTSTANDING	(64)	(57)	(65)	(59)	(47)	(53)	(63)	(60)	(50)
DAYS OF SUPPLY ON HAND	33	26	29	22	24	23	23	22	22
L-T DEBT/EQUITY (%)	9.1%	9.1%	9.2%	9.1%	18.3%	17.4%	17.0%	16.8%	18.1%
ROE (12 mo. avg.)(%)	-1.5%	-4.9%	-7.8%	-13.4%	-3.8%	-1.6%	9.6%	-1.6%	-6.3%
BOOK VALUE PER SHARE ($)	1.95	1.89	1.84	1.81	1.90	1.95	1.94	1.96	1.94
PRICE PER SHARE @ CLOSE	3.87	4.36	4.97	4.15	4.13	5.44	4.03	3.73	4.33
ROA (12 mo. avg.)(%)	-0.7%	-2.3%	-3.6%	-6.0%	-1.7%	-0.7%	4.4%	-0.8%	-2.9%
DEPREC. & AMORT. ($M)	189	265	228	224	187	191	191	198	231
CAPITAL INVESTMENTS ($M)	48	82	63	122	56	85	58	58	60
SPARES INVESTMENTS ($M)	20	20	13	20	12	30	26	22	15
NUMBER OF EMPLOYEES	38,588	38,802	38,312	38,061	32,449	31,855	31,999	31,117	34,962
REV. PER EMP. (12 mo.)($K)	289.4	300.6	314.8	343.3	347.5	352.5	350.2	355.8	319.9
GM PER EMP. (12mo.)($K)	122.3	127.3	134.6	147.9	140.9	143.2	143.2	147.5	129.2
OP EXP AS % OF REV (12mo.)	45.8%	47.3%	48.1%	49.7%	50.0%	49.3%	46.9%	44.9%	51.0%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(2.5)	(8.4)	(13.2)	(22.7)	(7.2)	(3.2)	19.5	(3.4)	(11.1)

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS

	FY 2006					FY 2005					FY 2004
(in millions except per share amounts)	Q1	Q2	Q3	Q4	FY06	Q1	Q2	Q3*	Q4***	FY05*	Q4	FY04
						(Restated)	(Restated)	(Restated)			(Restated)
GAAP net income (loss)****, *****	(123)	(223)	(217)	(301)	(864)	(133)	4	(28)	50	(107)	780	(388)
Purchased in-process research and development	60	0	0	0	60	0	0	0	0	0	69	70
Restructuring charges	12	10	36	228	286	108	24	44	86	262	150	344
Loss (gain) on equity investments, net	(13)	(14)	(4)	4	(27)	4	(9)	(2)	1	(6)	6	64
Impairment expense	0	0	0	70	70	0	0	0	0	0	49	49
Settlement income	0	0	0	(54)	(54)	0	0	(54)	0	(54)	(1,597)	(1,597)
Settlement of litigation**	0	0	0	0	0	55	0	0	0	55	0	0
Valuation allowance on deferred tax assets	0	0	0	0	0	0	0	(34)	0	(34)	0	300
Related tax effects	(4)	(3)	(4)	(8)	(19)	(7)	(6)	(7)	(6)	(26)	367	367

Net income (loss) excluding special items	(68)	(230)	(189)	(61)	(548)	27	13	(81)	131	90	(176)	(791)
Growth vs. prior year (%)	-351.9%	-1869.2%	133.3%	-146.6%	-708.9%	110.3%	113.0%	68.1%	174.4%	111.4%	-355.1%	-6691.7%
EPS (Diluted) excluding special items	(0.02)	(0.07)	(0.06)	(0.02)	(0.16)	0.01	0.00	(0.02)	0.04	0.03	(0.05)	(0.24)
Growth vs. prior year (%)	-300.0%	-100.0%	-100.0%	-150.0%	-633.3%	112.5%	100.0%	75.0%	180.0%	112.5%	-350.0%	-100.0%

SHARES (CSE)(Diluted)	3,407	3,424	3,443	3,475	3,437	3,356	3,400	3,376	3,392	3,368	3,327	3,277
OUTSTANDING SHARES	3,409	3,458	3,470	3,505	3,505	3,344	3,375	3,381	3,408	3,408	3,336	3,336

*	The non-GAAP calculation of Net income (loss) excluding special items for the three month period ended March 27, 2005 and year ended June 30, 2005 includes a $69 million benefit for the impact of the change in Dutch withholding tax legislation which was effected in the third quarter of fiscal 2005 and a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
**	Included in Cost of sales – products
***	The non-GAAP calculation of net income excluding special items for the three months ended June 30, 2005 includes a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
****	Net loss for the three months ended June 30, 2006, three months ended March 26, 2006, three months ended December 25, 2005 and three months ended September 25, 2005 included $63 million, $57 million, $55 million and $50 million of stock-based compensation expense or approximately $0.02 per share, $0.02 per share, $0.02 per share and $0.01 per share, respectively.
*****	Net loss for the three months ended June 30, 2006, three months ended March 26, 2006, three month ended December 25, 2005 and three months ended September 25, 2005 included $86 million, $145 million and $122 million of purchase price accounting adjustments and intangible asset amortization relating to our recent acquisitions or approximately 0.02 per share, $0.03 per share, $0.04 per share and $0.04 per share, respectively.

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.